Exhibit 32. 1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Nebula Acquisition Corporation (the “Company”) for the year ended December 31, 2018, as filed with the Securities and Exchange Commission (the “Report”), I, Adam Clammer, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: February 15, 2019	By:	/s/ Adam H. Clammer
Adam H. Clammer Co-Chairman of the Board of Directors and Co-Chief Executive Officer (Principal Executive Officer)